                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  Form 8-K/A

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 21, 1996
                                                  ----------------



                               Respironics, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                               000-16723            25-1304989
--------------------------------------------------------------------------------
State or other jurisdiction            Commission           IRS Employer
of incorporation                       File Number          Identification No.


1001 Murry Ridge Drive, Murrysville, PA              15668
--------------------------------------------------------------------------------
(Address of principal executive officers)            (Zip Code)


Registrant's telephone number, including area code    (412) 733-0200
                                                     -----------------

Item 1.         Changes in Control of Registrant

                None


Item 2.         Acquisition or Disposition of Assets.

                None


Item 3.         Bankruptcy or Receivership.

                None


Item 4.         Changes in Registrant's Certifying Accountant.

                None


Item 5.         Other Events.

                None

Item 6.         Resignation of Registrant's Directors.

                None


Item 7.         Financial Statements and Exhibits.

                (a)  None

                (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X for the acquisition by Respironics, Inc. of LIFECARE International, Inc. on October 21, 1996 (included as Attachment 1 hereto)

                (c)  None

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 3, 1997                              RESPIRONICS, INC.

                                    /s/ James C. Woll
                                    _____________________
                                    James C. Woll
                                    Treasurer

ATTACHMENT 1


Respironics, Inc. and Subsidiaries and LIFECARE International, Inc. Pro Forma Combined Condensed Financial Statements (Unaudited)



The following combined condensed financial statements present, on a pro forma basis, the effect of the acquisition (the "Acquisition") by Respironics, Inc. ("Respironics") of LIFECARE International, Inc. ("LIFECARE") on October 21, 1996. The pro forma data assume that the Acquisition will be accounted for as a purchase and, as such, the assets acquired and the liabilities assumed will be recorded at their fair values at the time of Acquisition. Detail analyses including, as necessary, studies and appraisals of properties and identifiable intangible assets will be made to determine the fair values of net assets acquired; however such analyses are not expected to be completed for several months and may result in adjustments to the estimates set forth herein. The actual allocation of the purchase price to the net assets acquired will only be made upon final determination of the fair values of assets acquired and liabilities assumed.

The Pro Forma Combined Condensed Financial Statements do not necessarily reflect the operations of Respironics and LIFECARE as they would have been had the two companies existed as a single entity for the periods shown and the operating results should not be deemed to be indicative of the future operations of the combined companies.

The Pro Forma Combined Condensed Financial Statements should be read in conjunction with the historical financial statements and notes thereto of Respironics and LIFECARE.

PRO FORMA COMBINED CONDENSED BALANCE SHEETS (UNAUDITED)

The following Pro Forma Combined Condensed Balance Sheet combines the financial position of Respironics and LIFECARE at September 30, 1996, on the assumption that the Acquisition had been consummated on September 30, 1996 on the bases indicated in the Notes to Pro Forma Combined Condensed Financial Statements.


                                                                                      September 30, 1996

                                                       Historical                                            Pro Forma
                                     -----------------------------------------------           ---------------------------------

                                          Respironics                     LIFECARE              Adjustments           Combined
                                     ----------------------               ----------           --------------         ----------

ASSETS                                                                              (In thousands)
   CURRENT ASSETS
     Cash and short-term investments          $      71,008               $      668           $      (50,638)  (a)   $   15,038
                                                                                                       (6,000)  (d)

     Trade accounts receivable                       25,604                    6,561                     (200)  (b)       31,965
     Inventories                                     20,320                    6,360                                      26,680
     Other current assets                             4,766                    1,898                                       6,664
                                              -------------               ----------                                  ----------
             TOTAL CURRENT ASSETS                   121,698                   15,487                                      80,347

  PROPERTY, PLANT AND EQUIPMENT
    (NET)                                            23,264                    9,714                   (1,250)  (b)       31,728

  OTHER ASSETS                                        3,096                      320                                       3,416

  COST IN EXCESS OF NET ASSETS OF
   BUSINESS ACQUIRED                                  1,651                      615                     (615)  (b)       45,842
                                                                                                       44,191   (b)
                                              -------------               ----------           --------------         ----------

                                              $     149,709               $   26,136           $      (14,512)        $  161,333
                                              =============               ==========           ==============         ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES
    Accounts payable and accrued
      expenses                                $      13,120               $    3,504                      928   (b)       17,852
                                                                                                          300   (b)

    Income taxes                                      4,464                    1,220                                       5,684
    Current portion of long-term
      obligations                                       549                    1,831                   (1,671)  (d)          709
                                              -------------               ----------                                  ----------
                                                     18,133                    6,555                                      24,245

  LONG-TERM OBLIGATIONS                               4,891                    9,841                   (4,329)  (d)       10,403

  MINORITY INTEREST                                     641                      -0-                                         641

  SHAREHOLDERS' EQUITY                              126,044                    9,740                   (9,740)  (c)      126,044
                                              -------------               ----------           --------------         ----------

                                                 $  149,709                $  26,136                $ (14,512)        $ 161,333
                                              =============               ==========           ==============         ==========

PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME (UNAUDITED)

The following Pro Forma Combined Condensed Statements of Income combine (i) the results of operations of Respironics for the year ended June 30, 1996 with results of operations of LIFECARE for the year ended June 30, 1996, and (ii) the results of operations of Respironics for the three months ended September 30, 1996 with the results of operations of LIFECARE for the three months ended September 30, 1996, on the assumption that the Acquisition had been consummated on July 1, 1995 on the bases indicated in the Notes to Pro Forma Combined Condensed Financial Statements.

In order to develop LIFECARE's results of operations for the twelve months ended June 30, 1996, its results of operations for its fiscal year ended March 31, 1996 were used as the base, with results of operations from April 1, 1995 to June 30, 1995 subtracted therefrom and results of operations from April 1, 1996 to June 30, 1996 added thereto. Results of operations for these two three month periods are disclosed in Item 7(a).

                                                                        Twelve months ended June 30, 1996

                                                        Historical                                      Pro Forma
                                        ---------------------------------------             ---------------------------------

                                         Respironics                  LIFECARE                Adjustments           Combined
                                        -------------                ----------             --------------         ----------

                                                                                (In thousands)

Net sales                               $     125,766                $   34,217             $                      $  159,983
Cost of goods sold                             55,249                    15,358                       (207)  (e)       70,400
                                        -------------                ----------                                    ----------
                                               70,517                    18,859                                        89,583

Selling, general and                           37,447                    13,194                      2,234   (e)       52,844
 administrative expenses
                                                                                                       (31)  (e)
Research and development                        9,328                     2,111                                        11,439
 expense
Interest expense                                  200                       968                      3,000   (e)        3,628
                                                                                                      (540)  (e)
Other income                                   (1,616)                      (12)                       625   (e)         (703)
                                                                                                       300   (e)
                                        -------------                ----------                                    ----------
                                               45,359                    16,261                                        67,208
                                        -------------                ----------                                    ----------

    INCOME BEFORE INCOME TAXES                 25,158                     2,598                                        22,375


Income taxes                                    9,819                     1,010                     (1,259)  (e)        9,570
                                        -------------                ----------             --------------         ----------

            NET INCOME                  $      15,339                $    1,588             $       (4,122)        $   12,805
                                        =============                ==========             ==============         ==========

Earnings per share                      $        0.84                                                              $     0.70
                                        =============                                                              ==========

Weighted Average Number of Shares
Used in Computing Earnings Per Share           18,325                                                                  18,325
                                        =============                                                              ==========

PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                                                 Three months ended September 30, 1996

                                                      Historical                                        Pro Forma
                                        ---------------------------------------             ---------------------------------

                                         Respironics                  LIFECARE               Adjustments            Combined
                                        -------------                ----------             --------------         ----------

                                                                               (In thousands)
Net sales                               $      34,112                $    8,457             $                      $   42,569
Cost of goods sold                             15,043                     3,407                        (52)  (e)       18,398
                                        -------------                ----------                                    ----------
                                               19,069                     5,050                                        24,171

Selling, general and                           10,196                     3,567                        558   (e)       14,313
 administrative expenses
                                                                                                        (8)  (e)
Research and development                        2,492                       500                                         2,992
 expense
Interest expense                                   47                       231                       (135)  (e)          143
Other income                                     (967)                       (4)                       625   (e)         (271)
                                                                                                        75   (e)
                                        -------------                ----------                                    ----------
                                               11,768                     4,294                                        17,178
                                        -------------                ----------                                    ----------

            INCOME BEFORE                       7,301                       756                                         6,993
             INCOME TAXES

Income taxes                                    2,847                       271                       (202)  (e)        2,916
                                        -------------                ----------             --------------         ----------

            NET INCOME                  $       4,454                $      485             $         (862)        $    4,077
                                        =============                ==========             ==============         ==========

Earnings per share                      $        0.22                                                              $     0.20
                                        =============                                                              ==========

Weighted Average Number of Shares
Used in Computing Earnings Per Share           20,163                                                                  20,163
                                        =============                                                              ==========


Respironics, Inc. and Subsidiaries and LIFECARE International, Inc. Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)


(a) The Pro Forma Combined Condensed Financial Statements reflect the purchase by Respironics of LIFECARE stock for $50,000,000 in cash. In addition, Respironics expects to incur approximately $638,000 in investment banking, legal, and accounting fees relating to the Acquisition.

     The Acquisition was financed primarily with the proceeds from a public offering completed by Respironics in April 1996. For the purpose of preparing these Pro Forma Combined Condensed Financial Statements, it has been assumed that the Acquisition purchase price ($50,000,000) was borrowed from a commercial bank on July 1, 1995. This borrowing was assumed to be outstanding until March 31, 1996. The assumed interest rate on this borrowing was 8%. In addition, it has been assumed that from April 1, 1996 through September 30, 1996, cash and short term investment balances were reduced by $50,000,000. The assumed interest rate on this cash and short term investment balance was 5%.

(b) In connection with the preparation of the Pro Forma Combined Condensed Balance Sheets, the book values of certain assets and liabilities of LIFECARE were adjusted to estimated fair values as follows:

                                                                                    As of
                                                                             September 30, 1996
                                                                             ------------------

                                                                               (In thousands)

           To decrease trade accounts receivable to estimated
           fair value                                                             $  (200)

           To decrease property, plant and equipment to estimated
           fair value                                                              (1,250)

           To adjust goodwill from previous acquisitions to
           estimated fair value                                                      (615)

           To record the estimated liability for nonrecurring acquisition
           related expenses to be incurred                                           (928)

           To increase accrued expenses to estimated fair value                      (300)

           To record the estimated excess of purchase price over
           acquired net assets at estimated fair values (goodwill)                 44,191
                                                                                  -------
                                                                                  $40,898
                                                                                  =======

     These adjustments reflect estimates for the purpose of preparing Pro Forma Combined Condensed Financial Statements. The final determination of fair value adjustments to be made to LIFECARE's assets and liabilities will be based on detail analyses expected to be completed over the next several months which may result in changes to the estimates shown.

(c) The following adjustments have been made to eliminate the September 30, 1996 shareholders' equity accounts of LIFECARE:

                                                                               (In thousands)

           Common stock                                                           $    28
           Additional paid in capital                                                 429
           Retained Earnings                                                        9,283
                                                                                  -------
                                                                                  $ 9,740
                                                                                  =======

(d) For the purposes of preparing the Pro Forma Combined Condensed Financial Statements, it was assumed that $6,000,000 of LIFECARE's long term obligations were liquidated on July 1, 1995. Funds to liquidate this debt were assumed to come from Respironics accumulated cash and short term investment balances. The remaining LIFECARE long term obligations carry interest rates significantly below the prime interest rate and were assumed to remain outstanding.

(e) The following adjustments have been made in preparing the Pro Forma Combined Condensed Statements of Income to reflect, on a pro forma basis, the estimated income and expense adjustments and related income tax effects associated with the assumed borrowing, the assumed reduction in cash and short term investment balances, and the estimated adjustments to LIFECARE's assets and liabilities summarized elsewhere herein:

                                                                              Twelve months ended         Three months ended
                                                                                 June 30, 1996            September 30, 1996
                                                                              -------------------         ------------------

                                                                                                (In thousands)

           Decrease in depreciation expense to reflect fair value
           adjustment and establishment of new lives                                $  (207)                     $ (52)

           Decrease in amortization expense to reflect the
           elimination of goodwill from prior acquisitions                              (31)                        (8)

           Increase in interest expense to reflect assumed borrowing
           of $50,000,000 from July 1, 1995 through March 31, 1996
           at an assumed interest rate of 8%                                          3,000                          0

           Decrease in interest income to reflect the assumed use
           of $50,000,000 in cash and short term investments from
           April 1, 1996 through June 30, 1996 and from July 1, 1996
           through September 30, 1996 at an assumed interest rate of 5%                (625)                      (625)

           Decrease in interest expense to reflect the liquidation of
           $6,000,000 of long term obligations on July 1, 1995 at an
           assumed interest rate of 9%                                                 (540)                      (135)

           Decrease in interest income to reflect the assumed use
           of $6,000,000 in cash and short term investments from
           July 1, 1995 through September 30, 1996 at an assumed
           interest rate of 5%                                                         (300)                       (75)

           Decrease in income tax expense resulting from the
           above adjustments                                                         (1,259)                      (202)

           Amortization of goodwill relating to the Acquisition                       2,234                        558
                                                                                    -------                      -----

                                                                                    $(4,122)                     $(862)
                                                                                    =======                      =====

     The assumed amortization period for the goodwill relating to the Acquisition is 20 years.

(f) The pro forma adjustments shown above do not reflect the positive impact of cost reductions expected to be realized through the elimination of duplicate functions in certain corporate and administrative areas.